Exhibit 99.1

American Realty Capital Properties, Inc.

Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements were developed by applying pro forma adjustments to the historical consolidated financial data which reflect the transaction described below.

The following unaudited pro forma consolidated balance sheet is presented as if American Realty Capital Properties, Inc. (“ARCP” or the “Company”) had completed the sale of the Multi-Tenant Portfolio (as defined below) as of June 30, 2014.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2014 is presented as if the sale of the Multi-Tenant Portfolio had occurred at the beginning of the period presented.

The Company did not include the pro forma financial statements for the year ended December 31, 2013 as the Company did not own any of the properties within the Multi-Tenant Portfolio during such year then ended. As such, the pro forma impact of the sale of the Multi-Tenant Portfolio would have no effect on the Company’s consolidated statement of operations for the year ended December 31, 2013.

On June 11, 2014, indirect wholly-owned subsidiaries of ARCP entered into an Agreement of Purchase and Sale for the sale of the Multi-Tenant Portfolio to a third party, subject to certain closing conditions. On October 17, 2014, the Company completed the sale of 71 properties, consisting of 64 multi-tenant shopping centers and 7 single-tenant retail properties (the “Multi-Tenant Portfolio”) to the third party, for a purchase price of $1.93 billion. Separately, the Company has entered into a letter of intent to sell five properties to an unrelated third-party for $52.8 million. Those five properties have not been included in these pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements should be read in conjunction with ARCP’s historical financial statements and notes thereto as of and for the three and six months ended June 30, 2014 included within the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) on July 29, 2014. The unaudited pro forma financial statements are not necessarily indicative of the results of operations or financial position that would have been reported had the above transactions occurred at the beginning of the period presented or as of June 30, 2014.

American Realty Capital Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2014

(In thousands)

	ARCP Historical (1)	Multi-Tenant Portfolio (2)		ARCP Pro Forma
Assets
Real estate investments, at cost:
Land	$3,361,195	$(421,165	)(3)	$2,940,030
Buildings, fixtures and improvements	12,445,972	(1,376,445	)(3)	11,069,527
Land and construction in progress	62,594	(3,647	)(3)	58,947
Acquired intangible lease assets	2,231,675	(287,271	)(3)	1,944,404
Total real estate investments, at cost	18,101,436	(2,088,528)		16,012,908
Less: accumulated depreciation and amortization	(661,005)	48,148	(3)	(612,857)
Total real estate investments, net	17,440,431	(2,040,380)		15,400,051
Investments in unconsolidated entities	102,047	-		102,047
Investment in direct financing leases, net	62,094	-		62,094
Investment securities, at fair value	219,204	-		219,204
Loans held for investment, net	97,587	-		97,587
Cash and cash equivalents	193,690	-		193,690
Restricted cash	69,544	-		69,544
Intangible assets, net	347,618	-		347,618
Deferred costs and other assets, net	405,056	(2,681	)(3)	402,375
Goodwill	2,304,880	-		2,304,880
Due from affiliates	73,336	-		73,336
Total assets	$21,315,487	$(2,043,061)		$19,272,426

Liabilities and Equity
Mortgage notes payable, net	$4,227,494	$(544,493	)(3)	$3,683,001
Corporate bonds, net	2,546,089	-		2,546,089
Convertible debt, net	975,003	-		975,003
Credit facilities	1,896,000	(1,368,446	)(4)	527,554
Other debt, net	146,158	-		146,158
Below-market lease liabilities, net	283,518	(54,869	)(3)	228,649
Accounts payable and accrued expenses	154,741	-		154,741
Deferred rent, derivatives and other liabilities	218,023	(6,721	)(3)	211,302
Distributions payable	3,837	-		3,837
Due to affiliates	835	-		835
Total liabilities	10,451,698	(1,974,529)		8,477,169

Series D preferred stock	269,299	-		269,299

Series F preferred stock	427	-		427
Common stock	9,079	-		9,079
Additional paid-in capital	11,904,537	-		11,904,537
Accumulated other comprehensive income	12,392	-		12,392
Accumulated deficit	(1,628,354)	(67,715	)(5)	(1,696,069)
Total stockholders' equity	10,298,081	(67,715)		10,230,366
Non-controlling interests	296,409	(817	)(3)	295,592
Total equity	10,594,490	(68,532)		10,525,958
Total liabilities and equity	$21,315,487	$(2,043,061)		$19,272,426

American Realty Capital Properties, Inc.

Notes to Unaudited Pro Forma Consolidated Balance Sheet

(1)	Reflects the historical Consolidated Balance Sheet of ARCP as of June 30, 2014 as presented within the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 29, 2014.

(2)	Adjustments reflect the pro forma impact of the sale of the Multi-Tenant Portfolio as if the sale had occurred on June 30, 2014.

(3)	Adjustment reflects the removal of the real estate investments and other assets, such as straight line rent receivable, and the mortgage debt and other liabilities, such as below market lease and deferred rent, and the non-controlling interests associated with the 71 properties included in the Multi-Tenant Portfolio.

(4)	Reflects the anticipated cash proceeds from the sale of the Multi-Tenant Portfolio, offset by closing costs of $15.0 million expected to be incurred in the Multi-Tenant Portfolio disposition transaction comprised of third-party legal expenses, debt assumption costs, transfer taxes, accounting fees and investment banking fees. On a pro forma basis, the net proceeds will be used to paydown ARCP’s existing credit facility. ARCP has commitments on its unsecured credit facility (including revolving and term loans) for total borrowings of $4.6 billion as of June 30, 2014, with an accordion feature of up to $6.0 billion, subject to borrowing base availability, among other conditions.

(5)	Reflects the excess of the carrying value, as of June 30, 2014, of the assets associated with the Multi-Tenant Portfolio, net of liabilities, over the expected proceeds from the sale of the Multi-Tenant Portfolio less the estimated closing costs. The Company is permitted a period of up to one year to assess the estimated fair values of the assets acquired and liabilities assumed, including intangible assets, from the date that the Company acquired Cole Real Estate Investments, Inc., or February 7, 2014; therefore, the Company is still in the process of finalizing its assessment of the fair value of these assets. Thus, the provisional measurements and valuation of intangible assets are subject to change. Such post-closing adjustments are customary in nature in accordance with ASC 805, Business Combinations. Accordingly, the Company would presume no gain or loss to be reflected from the disposition of the Multi-Tenant Portfolio.

American Realty Capital Properties, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

Six Months Ended June 30, 2014

(In thousands, except per share data)

	ARCP Historical (1)	Multi-Tenant Portfolio (2)		ARCP Pro Forma
Revenues:
Rental income	$559,288	$(59,146	)(3)	$500,142
Direct financing lease income	2,187	-		2,187
Operating expense reimbursements	49,641	(12,677	)(3)	36,964
Cole Capital revenue	91,479	-		91,479
Total revenues	702,595	(71,823)		630,772
Operating expenses:
Cole Capital reallowed fees and commissions	41,504	-		41,504
Acquisition related	20,337	(1,973	)(3)	18,364
Merger and other transaction related	235,478	-		235,478
Property operating	69,030	(19,562	)(3)	49,468
General and administrative	44,748	-		44,748
Equity-based compensation	31,848	-		31,848
Depreciation and amortization	424,356	(44,330	)(3)	380,026
Total operating expenses	867,301	(65,865	)(3)	801,436
Operating loss	(164,706)	(5,958)		(170,664)
Other income (expenses):
Interest expense, net	(216,347)	19,943	(4)	(196,404)
Other income, net	10,915	(246	)(3)	10,669
Gain on derivative instruments, net	1,729	(293	)(3)	1,436
Gain on disposition of properties	4,489	-		4,489
Total other expenses, net	(199,214)	19,404		(179,810)
Net loss (income) attributable to non-controlling interests	(363,920)	13,446		(350,474)
Net loss (income) attributable to non-controlling interests	14,911	(551	)(5)	14,360
Net (loss) income attributable to shareholders	(349,009)	12,895		(336,114)
Dividends allocable to preferred shares	44,443	-		44,443
Dividends allocable to participating securities	2,280	-		2,280
Net (loss) income attributable to common shareholders	$(395,732)	$12,895		$(382,837)

Earnings per common share:
Basic and Diluted	$(0.58)			$(0.56)

Weighted average common share:
Basic and Diluted (6)	682,502			682,502

American Realty Capital Properties, Inc.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014

(1)	Reflects the historical Consolidated Statement of Operations of ARCP for the six months ended June 30, 2014, as presented within the Company’s Form 10-Q filed with the SEC on July 29, 2014.

(2)	Adjustments reflect the pro forma impact of the sale of the Multi-Tenant Portfolio to record the sale as if it had occurred on January 1, 2014.

(3)	Reflects adjustments to eliminate the revenues and expenses recording during the six months ended June 30, 2014 that were attributable to the Multi-Tenant Portfolio. Operating expenses are not reduced by the savings expected to be realized with a streamlined work force.

(4)	Adjustments reflect $10.9 million in interest savings on ARCP’s existing unsecured credit facility for the repayment of $1.4 billion from the proceeds of the Multi-Tenant Portfolio at an assumed annual interest rate of 1.6%. The adjustment to interest expense also reflects a $9.0 million reduction in interest expense for any mortgage notes assumed by a third-party in the sale of the Multi-Tenant Portfolio and the elimination of any premiums and discounts associated with those mortgages. The interest rate on ARCP’s existing unsecured credit facility is partially dependent on its credit rating. For every one-eighth of a percent change in interest rates on ARCP’s existing unsecured credit facility, the pro forma adjustment to its interest expense would increase or decrease by $1.7 million annually.

(5)	Adjustment represents the allocation to ARCP’s non-controlling interests for the impact of pro forma adjustments for the sale of the Multi-Tenant Portfolio.

(6)	Excludes the effect of restricted shares, convertible preferred stock and partnership equity units convertible to common stock as the effect would be anti-dilutive.

ARC Properties Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Financial Statements

The following unaudited pro forma consolidated financial statements were developed by applying pro forma adjustments to the historical consolidated financial data which reflect the transaction described below.

The following unaudited pro forma consolidated balance sheet is presented as if ARC Properties Operating Partnership, L.P. (“ARCP OP” or the “Company”) had completed the sale of the Multi-Tenant Portfolio (as defined below) as of June 30, 2014.

The following unaudited pro forma consolidated statement of operations for the six months ended June 30, 2014 is presented as if the sale of the Multi-Tenant Portfolio had occurred at the beginning of the period presented.

The Company did not include the pro forma financial statements for the year ended December 31, 2013 as the Company did not own any of the properties within the Multi-Tenant Portfolio during such year then ended. As such, the pro forma impact of the sale of the Multi-Tenant Portfolio would have no effect on the Company’s consolidated statement of operations for the year ended December 31, 2013.

On June 11, 2014, wholly-owned subsidiaries of ARCP OP entered into an Agreement of Purchase and Sale for the sale of the Multi-Tenant Portfolio to a third party, subject to certain closing conditions. On October 17, 2014, the Company completed the sale of 71 properties, consisting of 64 multi-tenant shopping centers and 7 single-tenant retail properties (the “Multi-Tenant Portfolio”) to the third party, for a purchase price of $1.93 billion. Separately, the Company has entered into a letter of intent to sell five properties to an unrelated third-party for $52.8 million. Those five properties have not been included in these pro forma consolidated financial statements.

The unaudited pro forma consolidated financial statements should be read in conjunction with ARCP OP’s historical financial statements and notes thereto as of and for the three and six months ended June 30, 2014 included within the Company’s Final Prospectus filed pursuant to Rule 424(b)(3) filed with the U.S. Securities and Exchange Commission (“SEC”) on September 12, 2014. The unaudited pro forma financial statements are not necessarily indicative of the results of operations or financial position that would have been reported had the above transactions occurred at the beginning of the period presented or as of June 30, 2014.

ARC Properties Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2014

(In thousands)

	ARCP OP Historical (1)	Multi-Tenant Portfolio (2)		ARCP OP Pro Forma
Assets
Real estate investments, at cost:
Land	$3,361,195	$(421,165	)(3)	$2,940,030
Buildings, fixtures and improvements	12,445,972	(1,376,445	)(3)	11,069,527
Land and construction in progress	62,594	(3,647	)(3)	58,947
Acquired intangible lease assets	2,231,675	(287,271	)(3)	1,944,404
Total real estate investments, at cost	18,101,436	(2,088,528)		16,012,908
Less: accumulated depreciation and amortization	(661,005)	48,148	(3)	(612,857)
Total real estate investments, net	17,440,431	(2,040,380)		15,400,051
Investments in unconsolidated entities	102,047	-		102,047
Investment in direct financing leases, net	62,094	-		62,094
Investment securities, at fair value	219,204	-		219,204
Loans held for investment, net	97,587	-		97,587
Cash and cash equivalents	193,690	-		193,690
Restricted cash	69,544	-		69,544
Intangible assets, net	347,618	-		347,618
Deferred costs and other assets, net	405,056	(2,681	)(3)	402,375
Goodwill	2,304,880	-		2,304,880
Due from affiliates	73,336	-		73,336
Total assets	$21,315,487	$(2,043,061)		$19,272,426

Liabilities and Equity
Mortgage notes payable, net	$4,227,494	$(544,493	)(3)	$3,683,001
Corporate bonds, net	2,546,089	-		2,546,089
Convertible debt, net	975,003	-		975,003
Credit facilities	1,896,000	(1,368,446	)(4)	527,554
Other debt, net	146,158	-		146,158
Below-market lease liabilities, net	283,518	(54,869	)(3)	228,649
Accounts payable and accrued expenses	154,741	-		154,741
Deferred rent, derivatives and other liabilities	218,023	(6,721	)(3)	211,302
Distributions payable	3,837	-		3,837
Due to affiliates	835	-		835
Total liabilities	10,451,698	(1,974,529)		8,477,169

Series D preferred stock	269,299			269,299

General Partner's common equity	9,918,549	(67,298	)(5)	9,851,251
General Partner's preferred equity	367,514	-		367,514
Limited Partners' common equity	269,634	(417	)(6)	269,217
Limited Partners' preferred equity	3,435	-		3,435
Accumulated other comprehensive income (loss)	12,392	-		12,392
Total unitholders' equity	10,571,524	(67,715)		10,503,809
Non-controlling interests	22,966	(817	)(3)	22,149
Total equity	10,594,490	(68,532)		10,525,958
Total liabilities and equity	$21,315,487	$(2,043,061)		$19,272,426

ARC Properties Operating Partnership, L.P.

Notes to Unaudited Pro Forma Consolidated Balance Sheet

(1)	Reflects the historical Consolidated Balance Sheet of ARCP OP as of June 30, 2014 as presented within the Company’s Final Prospectus filed pursuant to Rule 424(b)(3) filed with the SEC on September 12, 2014.

(2)	Adjustments reflect the pro forma impact of the sale of the Multi-Tenant Portfolio as if the sale had occurred on June 30, 2014.

(3)	Adjustment reflects the removal of the real estate investments and other assets, such as straight line rent receivable, and the mortgage debt and other liabilities, such as below market lease and deferred rent, and the non-controlling interests associated with the 71 properties included in the Multi-Tenant Portfolio.

(4)	Reflects the anticipated cash proceeds from the sale of the Multi-Tenant Portfolio, offset by closing costs of $15.0 million expected to be incurred in the Multi-Tenant Portfolio disposition transaction comprised of third-party legal expenses, debt assumption costs, transfer taxes, accounting fees and investment banking fees. On a pro forma basis, the net proceeds will be used to paydown ARCP OP’s existing credit facility. ARCP OP has commitments on its unsecured credit facility (including revolving and term loans) for total borrowings of $4.6 billion as of June 30, 2014, with an accordion feature of up to $6.0 billion, subject to borrowing base availability, among other conditions.

(5)	Reflects the excess of the carrying value, as of June 30, 2014, of the assets associated with the Multi-Tenant Portfolio, net of liabilities, over the expected proceeds from the sale of the Multi-Tenant Portfolio less the estimated closing costs. The Company is permitted a period of up to one year to assess the estimated fair values of the assets acquired and liabilities assumed, including intangible assets, from the date that the Company acquired Cole Real Estate Investments, Inc., or February 7, 2014; therefore, the Company is still in the process of finalizing its assessment of the fair value of these assets. Thus, the provisional measurements and valuation of intangible assets are subject to change. Such post-closing adjustments are customary in nature in accordance with ASC 805, Business Combinations. Accordingly, the Company would presume no gain or loss to be reflected from the disposition of the Multi-Tenant Portfolio.

(6)	Reflects the allocation of estimated closing costs to the Limited Partners based on the percentage ownership as of June 30, 2014.

ARC Properties Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Statement of Operations

Six Months Ended June 30, 2014

(In thousands, except per unit data)

	ARCP OP Historical (1)	Multi-Tenant Portfolio (2)		ARCP OP Pro Forma
Revenues:
Rental income	$559,288	$(59,146	)(3)	$500,142
Direct financing lease income	2,187	-		2,187
Operating expense reimbursements	49,641	(12,677	)(3)	36,964
Cole Capital revenue	91,479	-		91,479
Total revenues	702,595	(71,823)		630,772
Operating expenses:
Cole Capital reallowed fees and commissions	41,504	-		41,504
Acquisition related	20,337	(1,973	)(3)	18,364
Merger and other transaction related	235,478	-		235,478
Property operating	69,030	(19,562	)(3)	49,468
General and administrative	44,748	-		44,748
Equity-based compensation	31,848	-		31,848
Depreciation and amortization	424,356	(44,330	)(3)	380,026
Total operating expenses	867,301	(65,865	)(3)	801,436
Operating loss	(164,706)	(5,958)		(170,664)
Other income (expenses):
Interest expense, net	(216,347)	19,943	(4)	(196,404)
Other income, net	10,915	(246	)(3)	10,669
Gain on derivative instruments, net	1,729	(293	)(3)	1,436
Gain on disposition of properties	4,489	-		4,489
Total other expenses, net	(199,214)	19,404		(179,810)
Net loss (income) attributable to non-controlling interests	(363,920)	13,446		(350,474)
Net (income) loss attributable to non-controlling interests	(80)	-		(80)
Net (loss) income attributable to unitholders	(364,000)	13,446		(350,554)
Dividends allocable to preferred units	44,443	-		44,443
Dividends allocable to participating securities	2,280	-		2,280
Net (loss) income attributable to common unitholders	$(410,723)	$13,446		$(397,277)

Earnings per common units:
Basic and Diluted	$(0.58)			$(0.56)

Weighted average common units:
Basic and Diluted (5)	708,315			708,315

ARC Properties Operating Partnership, L.P.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2014

(1)	Reflects the historical Consolidated Statement of Operations of ARCP OP for the six months ended June 30, 2014, as presented within the Company’s Final Prospectus filed pursuant to Rule 424(b)(3) filed on September 12, 2014.

(2)	Adjustments reflect the pro forma impact of the sale of the Multi-Tenant Portfolio to record the sale as if it had occurred on January 1, 2014.

(3)	Reflects adjustments to eliminate the revenues and expenses recording during the six months ended June 30, 2014 that were attributable to the Multi-Tenant Portfolio. Operating expenses are not reduced by the savings expected to be realized with a streamlined work force.

(4)	Adjustments reflect $10.9 million in interest savings on ARCP OP’s existing unsecured credit facility for the repayment of $1.4 billion from the proceeds of the Multi-Tenant Portfolio at an assumed annual interest rate of 1.6%. The adjustment to interest expense also reflects a $9.0 million reduction in interest expense for any mortgage notes assumed by a third-party in the sale of the Multi-Tenant Portfolio and the elimination of any premiums and discounts associated with those mortgages. The interest rate on ARCP OP’s existing unsecured credit facility is partially dependent on its credit rating. For every one-eighth of a percent change in interest rates on ARCP OP’s existing unsecured credit facility, the pro forma adjustment to its interest expense would increase or decrease by $1.7 million annually.

(5)	Excludes the effect of restricted units and convertible preferred units convertible to General Partner Units as the effect would be anti-dilutive.